Revenues, other income and and entity-wide disclosures	12 Months Ended
Dec. 31, 2023
Revenue [abstract]
Revenues, other income and and entity-wide disclosures	Revenue, other income and entity-wide disclosures
The Group assesses and estimates the progress of its projects with alliance partners at each reporting date.
License and Collaboration Agreement with Novartis in the Area of DARPIN-Conjugated Radioligand Therapies, or the Novartis Radioligand Agreement
On December 14, 2021, the Group entered into a License and Collaboration Agreement with Novartis to develop DARPin-conjugated radioligand therapeutic candidates for oncology. Under the agreement, both parties will collaborate on the discovery and optimization of the therapeutic candidates. The Group will be primarily responsible for the generation of DARPins for tumor-specific delivery of radioligands. The Group is eligible to invoice Novartis for its employee-related expenses associated with the research activities. Novartis is responsible for all clinical development and commercialization activities. As of December 31, 2021 the Group recognized a receivable for the upfront fee of USD 20 million (CHF 18.6 million) payable from Novartis in trade and other receivables and a corresponding contract liability in the consolidated statement of financial position. In January 2022, Novartis paid Molecular Partners the upfront fee. The Group will be eligible to receive milestone payments of up to USD 560 million, relating to development, regulatory and commercialization activities, plus tiered royalties based on commercial sale levels from mid-single digit to low double-digit percentages of royalties on net sales of products commercialized by Novartis.
The Group identified one combined performance obligation consisting of the license and the research activities to be provided. Revenue related to the upfront payment of USD 20 million (CHF 18.6 million) is being recognized over time in line with the progress made over the duration of the contractually agreed research plan. Progress towards completion of the research plan is based on the cost-based method and is measured by employee costs on the related research activities as specified in the agreement relative to the total employee costs estimated to be incurred. During 2023, the Group recognized total revenue of CHF 7.0 million of which CHF 5.7 million related to the recognition of the upfront fee and CHF 1.3 million related to the recharge of employee-related expenses (2022 total revenue of CHF 9.8 million, 2021: CHF nil).
In June and December 2023, the Group increased its estimate of the total future costs required to satisfy the performance obligation under this Novartis collaboration. This change in estimate affects the allocation of revenue over time and has no impact on the total amount recognized or to be recognized into revenue under the agreement with Novartis. The increase in total estimated future costs is primarily related to the continued development of various DARPin-conjugated radioligand therapeutic candidates.
Future milestone payments and royalties under the agreement will be recognized as revenue at a point in time, when a milestone is achieved or any subsequent sales by Novartis occur.
Novartis Option and Equity Rights Agreement
In October 2020, the Group entered into the Option and Equity Rights Agreement with Novartis, granting Novartis the exclusive option to in-license global rights in relation to MP0420 (ensovibep). Under the terms of the agreement, in 2020, the Group received an upfront, non-refundable fee of CHF 20 million for the technology transfer and manufacturing of MP0420. As of December 31, 2021, the entire CHF 20 million has been utilized for the manufacturing of commercial supply for MP0420.
Ensovibep License Agreement
In January 2022, following positive Phase 2 clinical trial results, Novartis exercised its option for ensovibep, triggering a milestone payment of CHF 150 million to the Group, which was received in 2022. Relatedly, the Group was eligible to invoice Novartis CHF 13.1 million for other items related to ensovibep.
In January 2023 Novartis informed the Group that it has submitted a request to withdraw, with an effective date of January 25, 2023 the Emergency Use Authorization (EUA) application from the U.S. Food and Drug Administration (FDA) for ensovibep. Ensovibep is not presently in clinical development.
On January 5, 2024, Novartis has agreed the termination of the License Agreement for ensovibep, previously under investigation for the treatment of SARS Cov-2, and Novartis has returned the rights to the ensovibep program to the Company. Clinical work on the ensovibep program ended in 2022, and the program remains terminated.
Reservation Agreement with the Swiss Federal Office of Public Health / Bundesamt für Gesundheit, or the FOPH Agreement
On August 11, 2020, the Group announced the reservation by the FOPH of a defined number of initial doses of the Group's anti-COVID-19 candidate, MP0420. Under the terms of the agreement, the Group received a reservation fee of CHF 7.0 million which resulted in a contract liability of CHF 7.0 million. With the exercise of the option by Novartis in January 2022 and the subsequent assignment of the agreement to Novartis, the Group recognized the CHF 7.0 million as revenue in 2022.
License and Collaboration Agreement with Amgen, or the Amgen Collaboration Agreement
In December 2018, the Group entered into a license and collaboration agreement with Amgen for the clinical development and commercialization of MP0310 / AMG 506. Under the agreement the Group received a non-refundable upfront payment of USD 50 million. The Group recognized the related revenue using the cost -based method to measure it progress by reference to actual costs incurred in relation to the Group's best estimate of total expected costs to satisfy the performance obligation.
On April 26, 2022 the Group announced that Amgen, had informed the Group of its decision to return the global rights of MP0310 following a strategic pipeline review. With no remaining performance obligations under the Amgen Collaboration Agreement, the Group recognized the remaining balance of the Amgen contract liability of TCHF 9,653 as revenue in 2022.
During the years ended December 31, 2023, 2022 and 2021, the Group recognized revenues as disclosed in the table below. Revenues in the table below are attributable to individual countries and are based on the location of the Group's alliance partner.

Revenues by country
in CHF thousands, for the years ended December 31	2023	2022	2021
Revenues Switzerland	7,038	179,903	—
Revenues USA	—	9,653	9,330
Total revenues	7,038	189,556	9,330

Analysis of revenue by major alliance partner
in CHF thousands, for the years ended December 31	2023	2022	2021
Novartis AG, Switzerland	7,038	172,903	—
FOPH, Switzerland	—	7,000	—
Amgen Inc., USA	—	9,653	9,330
Total revenues	7,038	189,556	9,330
Other income
In the first quarter of 2021 the Group entered into an agreement with Novartis to facilitate manufacturing of MP0420 drug supply at a third party supplier. The related agency services earned during 2022 amounted to TCHF 44 (2021: TCHF 424) and are presented as Other income in the consolidated statement of comprehensive income. No such services were performed during 2023.